UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2005

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02   Results of Operations and Financial Condition.

     On November 9, 2005, The Interpublic Group of Companies, Inc. held a conference call to announce its third quarter earnings. A copy of the earnings conference call transcript is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

               Exhibit 99.1:   Copy of conference call transcript of November 9, 2005 (furnished pursuant to Item 2.02)

Cautionary Statement

     The attached transcript contains forward-looking statements. Statements in the transcript that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2004 Annual Report on Form 10-K/A under Item 1, Business—Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

     Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

  risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  potential adverse effects to our financial condition, results of operations or prospects as a result of our restatement of prior period financial statements;
  our ability to satisfy covenants under our credit facilities;
  our ability to satisfy certain reporting covenants under our indentures;
  our ability to attract new clients and retain existing clients;
  our ability to retain and attract key employees;
  potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments;
  potential adverse developments in connection with the ongoing SEC investigation;
  potential downgrades in the credit ratings of our securities;
  risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and
  developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

     Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2004 Annual Report on Form 10-K/A under Item 1, Business—Risk Factors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 14, 2005	By:	/s/ Nicholas J. Camera
Nicholas J. Camera Senior Vice President, General Counsel and Secretary